PROTECTIVE INVESTMENT COMPANY


                              ---------------------


                       Supplement dated October 1, 1999 to
                          Prospectus dated May 1, 1999


Under "Management of the Funds - Investment Advisers," subsection "Value Team (Small Cap Value Fund and Growth and Income Fund)," the following portfolio manager should be added:



                                                         Years Primarily                       Five Year
Name and Title             Fund Responsibility           Responsible                    Employment History
Eileen Rominger            Senior Portfolio Manager -    Since             Ms.  Rominger joined the Investment Adviser as a
Managing Director          Growth and Income             1999         senior portfolio manager in 1999.  From 1981 to
                           Small Cap Value                            1999, she worked at Oppenheimer Capital, most recently
                                                                      as a senior portfolio manager.












Under "Management of the Funds - Investment Advisers," subsection "Growth Equity Investment Team (Capital Growth Fund)," the following portfolio manager should be added:

                                                  Years Primarily                Five Year
Name and Title      Fund Responsibility           Responsible                    Employment History
Scott Kolar         Senior Portfolio Manager -    Since                          Mr.  Kolar joined the Investment Adviser as an
Associate           Capital Growth                1999                           equity analyst in 1997 and became a portfolio
                                                                                 manager in 1999.  From 1994 to 1997, he was
                                                                                 an equity analyst and information systems
                                                                                 specialist at Liberty.